Exhibit 99.2

Ernst & Young LLP One Manhattan West New York, NY 10001	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

CF Hippolyta Investor LLC	3 August 2022

CF Hippolyta Issuer LLC

1345 Avenue of the Americas, 46th Floor

New York, New York 10105

Re:	CF Hippolyta Issuer LLC (the “Issuer”)

Net-Lease Mortgage Notes, Series 2022-1 (the “Notes”)

Property and Lease Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by CF Hippolyta Investor LLC (the “Property Manager”), the Issuer, Goldman Sachs & Co. LLC (“Goldman Sachs”) and BMO Capital Markets Corp. (“BMO Capital,” together with the Property Manager, Issuer and Goldman Sachs, the “Specified Parties”), for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information with respect to the Collateral Pool (as defined in the Initial Asset File to Data File Comparison AUP Report, which is defined herein) relating to the Issuer’s securitization transaction. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The appropriateness of these procedures is solely the responsibility of the Specified Parties identified in this report. No other party acknowledged the appropriateness of the procedures. Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

As used herein, references to the “Initial Asset File to Data File Comparison AUP Report” refer to the report that describes the agreed-upon procedures we performed with respect to certain information relating to the Properties and Leases (both as defined in the Initial Asset File to Data File Comparison AUP Report) that comprise the Collateral Pool relating to the Issuer’s securitization transaction.

The procedures performed subsequent to the procedures described in the Initial Asset File to Data File Comparison AUP Report and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, Goldman Sachs, on behalf of the Issuer, provided us with, or instructed us to obtain, as applicable, the information described in the Initial Asset File to Data File Comparison AUP Report and with:

a.	An electronic data file labeled “SORT 2022-1 EY Data Tape 7.15.22_vF.xlsx” and the corresponding record layout and decode information, as applicable (the “Updated Data File”), that Goldman Sachs, on behalf of the Issuer, indicated contains information relating to the Properties and Leases as of 15 July 2022 (the “Updated Statistical Disclosure Date”),
b.	Imaged copies of appraisal reports (the “Updated Appraisals”) that Goldman Sachs, on behalf of the Issuer, indicated contain updated information relating to Property and Lease Numbers (as defined in the Initial Asset File to Data File Comparison AUP Report) 22, 24 and 25,
c.	Imaged copies of a Temporary Certificate of Occupancy (as defined in the Initial Asset File to Data File Comparison AUP Report) for Property and Lease Number 25,
d.	An imaged copy of lease agreements (the “Updated Lease Agreements”) that Goldman Sachs, on behalf of the Issuer, indicated contain updated information relating to Property and Lease Numbers 24 and 25 and
e.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, the Property Manager, on behalf of the Issuer, provided us with, or instructed us to obtain, as applicable, the information described in the Initial Asset File to Data File Comparison AUP Report and with instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, certain information contained on the Updated Data File is the “Subject Matter” as of the date of this report. We performed certain procedures on earlier versions of the Subject Matter and communicated any differences prior to being provided the final Subject Matter which was subjected to the procedures described below.

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A. The Issuer is responsible for the Subject Matter, Updated Data File, Updated Appraisals, Temporary Certificate of Occupancy, Updated Lease Agreements, information provided to us, or that we were instructed to obtain, as applicable, described in the Initial Asset File to Data File Comparison AUP Report and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform, and we have not performed, any procedures other than those listed in Attachment A. We were not requested to perform, and we have not performed, any procedures other than those listed in the Initial Asset File to Data File Comparison AUP Report with respect to the Data File (as defined in the Initial Asset File to Data File Comparison AUP Report). We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Source Documents (as defined in the Initial Asset File to Data File Comparison AUP Report), Updated Appraisals, Updated Lease Agreements or any other information provided to us, or that we were instructed to obtain, as applicable, by Goldman Sachs or the Property Manager, on behalf of the Issuer, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Collateral Pool, (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by Goldman Sachs or the Property Manager, on behalf of the Issuer, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or

b.	Making any findings with respect to:
i.	Whether the origination of the Leases conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria or other requirements,
ii.	The value of the collateral securing the Leases,
iii.	Whether the originator(s) of the Leases complied with federal, state or local laws or regulations or
iv.	Any other factor or characteristic of the Leases that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Issuer and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties. It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

3 August 2022

Attachment A Page 1 of 3

Procedures performed subsequent to the procedures described in the Initial Asset File to Data File Comparison AUP Report and our associated findings

1.	For each Property and Lease on the Data File and Updated Data File, we compared the Property Name (as defined in the Initial Asset File to Data File Comparison AUP Report), as shown on the Data File, to the corresponding Property Name, as shown on the Updated Data File, and noted that:

a.	All of the Properties and Leases were included on both the Data File and Updated Data File, except for Property and Lease Number 20 which the Property Manager, on behalf of the Issuer, indicated is not a Property and Lease as of the Updated Statistical Disclosure Date and is not included on the Updated Data File, and
b.	No other commercial real estate properties and related leases were included on the Data File or Updated Data File.

2.	For each Property and Lease, we compared the Compared Characteristics (as defined in the Initial Asset File to Data File Comparison AUP Report), as shown on the Data File, to the corresponding information on the Updated Data File, subject to the instructions, assumptions and methodologies provided to us by the Property Manager, on behalf of the Issuer, described in the notes to Exhibit 1 to Attachment A of the Initial Asset File to Data File Comparison AUP Report. Except for the:

a.	Construction status Compared Characteristic for Property and Lease Numbers 22 and 25,
b.	Monthly base rent Compared Characteristic for Property and Lease Numbers 2, 3 and 8,
c.	Next rent step-up date Compared Characteristic for Property and Lease Numbers 2, 3 and 8,
d.	Appraisal value Compared Characteristic for Property and Lease Numbers 22, 24 and 25,
e.	Appraisal report date Compared Characteristic for Property and Lease Numbers 22, 24 and 25,
f.	Maximum final monthly base rent Compared Characteristic for Property and Lease Number 22,
g.	Rent commencement date Compared Characteristic for Property and Lease Numbers 24 and 25,
h.	Lease expiration date Compared Characteristic for Property and Leases Numbers 24 and 25 and
i.	Original lease term (years) Compared Characteristic for Property and Lease Numbers 24 and 25,

differences that the Property Manager, on behalf of the Issuer, noted were due to the passage of time between the Statistical Disclosure Date (as defined in the Initial Asset File to Data File Comparison AUP Report) and Updated Statistical Disclosure Date, all such compared information was found to be in agreement.

Attachment A Page 2 of 3

2.	(continued)

For the purpose of comparing the:

a.	Construction status Compared Characteristic for Property and Lease Numbers 22 and 25,
b.	Monthly base rent Compared Characteristic for Property and Lease Numbers 2, 3 and 8,
c.	Next rent step-up date Compared Characteristic for Property and Lease Numbers 2, 3 and 8,
d.	Appraisal value Compared Characteristic for Property and Lease Numbers 22, 24 and 25,
e.	Appraisal report date Compared Characteristic for Property and Lease Numbers 22, 24 and 25,
f.	Maximum final monthly base rent Compared Characteristic for Property and Lease Number 22,
g.	Rent commencement date Compared Characteristic for Property and lease Numbers 24 and 25,
h.	Lease expiration date Compared Characteristic for Property and Lease Numbers 24 and 25 and
i.	Original lease term (years) Compared Characteristic for Property and Lease Numbers 24 and 25,

the Property Manager, on behalf of the Issuer, instructed us to compare such Compared Characteristics, as shown on the Updated Data File, to the corresponding information located in, or to the corresponding information we recalculated using information located in, the Source Document(s) indicated on Exhibit 1 to Attachment A of the Initial Asset File to Data File Comparison AUP Report, subject to the instructions, assumptions and methodologies provided to us by the Property Manager, on behalf of the Issuer, described in the notes to Exhibit 1 to Attachment A of the Initial Asset File to Data File Comparison AUP Report and the additional instruction(s) provided by the Property Manager, on behalf of the Issuer, described in the succeeding paragraph(s) of this Item. Unless otherwise indicated in the notes to Exhibit 1 to Attachment A of the Initial Asset File to Data File Comparison AUP Report, where more than one Source Document is listed for a Compared Characteristic, the Property Manager, on behalf of the Issuer, instructed us to note agreement if the value on the Updated Data File for such Compared Characteristic agreed with the corresponding information in at least one of the Source Documents listed for such Compared Characteristic on Exhibit 1 to Attachment A of the Initial Asset File to Data File Comparison AUP Report. We performed no procedures to reconcile any differences that may exist between various Source Documents for any of the Compared Characteristics listed on Exhibit 1 to Attachment A of the Initial Asset File to Data File Comparison AUP Report.

For the purpose of this procedure for Property and Lease Numbers 22, 24 and 25, the Property Manager, on behalf of the Issuer, instructed us to use the Updated Appraisals where the Appraisal (as defined in the Initial Asset File to Data File Comparison AUP Report) is listed as the Source Document(s) for such Compared Characteristic, as shown in Exhibit 1 to Attachment A of the Initial Asset File to Data File Comparison AUP Report.

Attachment A Page 3 of 3

3.	For each Property and Lease, using the:

a.	Building footprint SF and
b.	Building total useable SF,

both as shown on the Updated Data File, we recalculated the mezzanine space Recalculated Characteristic (as defined in the Initial Asset File to Data File Comparison AUP Report) for such Property and Lease. We compared this Recalculated Characteristic to the corresponding information on the Updated Data File and found such information to be in agreement.

4.	For each Property and Lease, using the:

a.	Updated Statistical Disclosure Date,
b.	Monthly base rent, as shown on the Updated Data File,
c.	Next rent step-up date, as shown on the Updated Data File,
d.	Rent escalator, as shown the Updated Data File, and
e.	Additional instruction(s) provided by the Property Manager, on behalf of the Issuer, described in the succeeding paragraph(s) of this Item,

we recalculated the annualized base rent Recalculated Characteristic for such Property and Lease. We compared this Recalculated Characteristic to the corresponding information on the Updated Data File and found such information to be in agreement.

For the purpose of this procedure, the Property Manager, on behalf of the Issuer, instructed us to ignore differences of +/- $1.00 or less.